UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)   November 14, 2006

                              PIER 1 IMPORTS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                  1-7832                 75-1729843
--------------------------------------------------------------------------------
  (State or other jurisdiction     (Commission            (I.R.S. Employer
of incorporation or organization)   File Number)        Identification Number)


                    100 Pier 1 Place, Fort Worth, Texas 76102
--------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                  817-252-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

               On November 14, 2006, Pier 1 Imports, Inc. (the "Company") issued a press release at the request of the New York Stock Exchange responding to unusual trading activity. A copy of this press release is attached hereto as Exhibit 99.1.


Item 9.01      Financial Statements and Exhibits

               (d) Exhibits.

               Exhibit No.   Description

               99.1          Press release dated November 14, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            PIER 1 IMPORTS, INC.


Date: November 17, 2006                By:  /s/ Michael A. Carter
      -----------------                     ---------------------------------
                                            Michael A. Carter, Senior Vice
                                            President and General Counsel,
                                            Secretary